EXHIBIT 23.2




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement on Form S-2 of Imaging Diagnostic Systems, Inc. of our report dated August 11, 2000, which appears on Page F-1 of Form 10-KSB for the year ended June 30, 2000, and to the reference to our firm under the caption "Experts" in the Prospectus.



                                         /s/ Margolies, Fink  and Wichrowski
                                         ------------------------------------
                                         MARGOLIES, FINK and WICHROWSKI
Pompano Beach, Florida
November 2, 2000